SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 3, 2007

HealthSouth Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-10315                 63-0860407

(Commission File Number) (IRS Employer Identification No.)

One HealthSouth Parkway, Birmingham, Alabama 35243

(Address of Principal Executive Offices, Including Zip Code)

(205) 967-7116

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On May 3, 2007, HealthSouth Corporation (the “Company”) announced it will host an investor conference call at 8:30 a.m. Eastern Time on Thursday, May 10, 2007 to discuss its results for the first quarter of 2007. The Company’s press release announcing this investor conference call is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On May 3, 2007, the Company also announced its board nominated slate of directors was approved by stockholders at its 2007 annual meeting of stockholders. Jon F. Hanson, Chairman; Edward A. Blechschmidt; Donald L. Correll; Yvonne M. Curl; Charles M. Elson; Jay Grinney (HealthSouth’s President and Chief Executive Officer); Leo I. Higdon, Jr.; John E. Maupin, Jr.; and L. Edward Shaw, Jr. have been re-elected to serve as directors of the Company’s board. The Company’s press release announcing the foregoing is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSOUTH CORPORATION

By: /s/ John P. Whittington___________
Name: John P. Whittington
Title:	Executive Vice President, General Counsel
and Corporate Secretary

Dated: May 4, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of HealthSouth Corporation, dated May 3, 2007.